UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21488

Cohen & Steers Global Infrastructure Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Tina M. Payne Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2013

Item 1. Reports to Stockholders.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended June 30, 2013. The net asset values (NAV) per share at that date were $15.32, $15.42, $15.28 and $15.35 for Class A, Class B, Class C and Class I shares, respectively.

The total returns, including income and change in NAV, for the Fund and its comparative benchmarks were:

Six Months Ended June 30, 2013
Cohen & Steers Global Infrastructure Fund—Class A	6.72%
Cohen & Steers Global Infrastructure Fund—Class B	6.35%
Cohen & Steers Global Infrastructure Fund—Class C	6.32%
Cohen & Steers Global Infrastructure Fund—Class I	6.89%
UBS Global 50/50 Infrastructure & Utilities Index—net[a]	6.30%
S&P 500 Index[a]	13.82%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower. Performance quoted does not reflect the deduction of the maximum 4.5% initial sales charge on Class A shares or the 5% and 1% maximum contingent deferred sales charge on Class B and Class C shares, respectively. If such charges were included, returns would have been lower. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

The Fund implements fair value pricing when the daily change in a specific U.S. market index exceeds a predetermined percentage. Fair value pricing adjusts the valuation of certain non-U.S. holdings to account for such index change following the close of foreign markets. This standard practice has been adopted by a majority of the fund industry. In the event fair value pricing is implemented on the first and/or last day of a performance measurement period, the Fund's return may diverge from the relative performance of its benchmark index, which does not use fair value pricing.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's investment company taxable income and realized gains are a return of capital distributed from the Fund's assets.

a  The UBS Global 50/50 Infrastructure & Utilities Index tracks the performance of global infrastructure related securities, split evenly between utilities and infrastructure and is net of dividend withholding taxes. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

Investment Review

Global equities advanced in the six months ended June 30, 2013, but encountered some volatility along the way. Early in the year, positive trends in U.S. housing and employment, improvement in China's economy and the launch of greater fiscal and monetary easing in Japan helped overcome persistent concerns about Europe, and sent the S&P 500 and Dow Jones Industrial Average to record highs. In the second quarter, political and economic conditions in the Eurozone—particularly among some of the peripheral countries—appeared to stabilize, while growth in China decelerated.

Markets everywhere experienced a setback in late May after Federal Reserve (Fed) Chairman Bernanke reiterated that the Fed would slow quantitative easing once the U.S. economy and employment data achieved "real and sustainable" improvements. Investors took this to mean the Fed's quantitative easing program would soon taper off, sending the benchmark 10-year Treasury yield from 1.7% at the beginning of May to 2.5% by the end of June. This in turn prompted a selloff in interest-rate-sensitive and income-oriented equities, including those of some infrastructure companies. But in the final week of the period markets regained their footing after several Fed governors suggested that investors' reaction was not in line with the body's prevailing outlook for monetary policy.

At the six-month period's close, the UBS Global 50/50 Infrastructure and Utilities Index had a total return of 6.3%, as measured in U.S. dollars and net of dividend withholding taxes. Railways (with a total return of 48.8%b) were the top performers. The subsector comprises mostly Japanese passenger rail companies, which participated in the rally in Japan's equity markets that was fueled by the prospect of fiscal and monetary easing. The gas distribution subsector (15.6%) was similarly buoyed by its Japanese components, and got an additional lift from Sempra Energy, which spun off its Mexican operations through an initial public offering.

Airports struggled in the first quarter before rebounding in the second, and finished the period with a total return of 14.2%. State-owned Aeroports de Paris soared in June on news that the government will sell nearly 10% of the Paris airport operator to Vinci SA, Europe's biggest builder, and Crédit Agricole, France's second-largest bank. Investors viewed this transaction favorably for Vinci as well; the deal gave a lift to the toll roads subsector (8.8%), which had been beaten down early in the period by Eurozone austerity measures.

Within the electric utilities subsector (7.9%), the combination of high valuations and an uptick in interest rates triggered a sharp selloff late in the period. Japanese electric companies managed to buck that trend, however, moving from early losses to late gains as the overhang of the Fukushima disaster gave way to optimism about nuclear restarts and tariff increases. European electric utilities continued to grapple with challenging fundamentals and an unfavorable regulatory environment, while richly valued North American companies performed in line with the index.

The slide in marine ports (-1.1%) reflected disruptions in trade caused by slowing economic growth in China and the decline in commodity prices. Competitive pressures among satellite companies and lackluster performance among tower companies held the communications sector (0.6%) down. Pipelines (2.1%), which were hard hit by the falling price of natural gas liquids, also trailed the index.

b  Sector returns are in local currencies as measured by the UBS Global 50/50 Infrastructure & Utilities Index.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

Fund performance

The Fund advanced in the six months ended June 30, 2013 and outperformed its benchmark. Our allocation to the pipelines subsector was the biggest contributor to relative return. The Fund invested in pipeline companies structured as master limited partnerships—which are not included in the index—as they have demonstrated better growth prospects than other higher-yielding infrastructure subsectors. Our underweight and stock selection in electric utilities were also beneficial.

Factors that detracted from relative return included our allocation to railways, as we were underweight the subsector in the first quarter (we added to our position and ended the period with an overweight). Stock selection in the communications subsector was unfavorable; we were overweight a French satellite company that came under pressure as a Spanish shareholder continued to divest shares, creating a market overhang.

Investment Outlook

As we move into the third quarter, our outlook for global infrastructure securities is optimistic. The late-period turbulence caused by Mr. Bernanke's comments was overblown, in our view, and we believe investors will continue to find infrastructure companies attractive for their predictable income, modest volatility and long-term growth potential.

Further economic stabilization among the developed economies will expand that potential, in our view; we believe we are moving from an economic slowdown to a below-trend recovery. We have confidence in Japan, in part based on our belief that its stimulus initiatives are likely to feed through to infrastructure companies. In addition, we look for more information on nuclear plant restarts and tariff increases—factors we believe could help Japanese utilities return to profitability. Europe is making economic headway, and we have modestly reduced our underweight. China remains a concern; the growth we saw early in the period stalled and has had a spillover impact on the region, especially its trading partners.

In North America, the falling price of natural gas liquids has made pipeline shares more attractive, and we have added to our positions selectively. We believe the ramp-up in energy production in the continent's shale basins will further the need for increased energy infrastructure—pipelines, processing plants and storage facilities. Our outlook on electric utilities is cautious. Many regulated electric utilities remain richly valued, in our opinion, while integrated utilities still face challenging fundamentals and difficult regulatory conditions. The recent power auction in the eastern U.S. signaled a longer road ahead for the return of better fundamentals. We maintain an overweight in tower companies, and believe good recent earnings and guidance validates our view of their prospects.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS
Co-chairman	Co-chairman

ROBERT S. BECKER	BEN MORTON
Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are subject to change and are as of the date of publication. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you will find net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the global real estate, commodities, global natural resource equities, listed infrastructure, utilities, large cap value and preferred securities sectors.

In addition, our website contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals and an overview of our investment approach.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

Performance Review (Unaudited)

Average Annual Total Returns—For Periods Ended June 30, 2013

	Class A Shares	Class B Shares	Class C Shares	Class I Shares
1 Year (with sales charge)	10.56%[a]	9.94%[b]	13.97%[d]	—
1 Year (without sales charge)	15.77%	14.94%	14.97%	16.19%
5 Years (with sales charge)	1.37%[a]	1.24%[c]	1.64%	—
5 Years (without sales charge)	2.30%	1.62%	1.64%	2.66%
Since Inception[e] (with sales charge)	7.46%[a]	7.27%	7.37%	—
Since Inception[e] (without sales charge)	8.00%	7.27%	7.37%	8.36%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month end can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the periods presented above, the advisor waived fees and/or reimbursed expenses. Without this arrangement, performance would have been lower.

The annualized gross and net expense ratios, respectively, for each class of shares as disclosed in the May 1, 2013 prospectuses were as follows: Class A—1.66% and 1.50%; Class B—2.31% and 2.15%; Class C—2.31% and 2.15%; and Class I—1.31% and 1.15%. Through June 30, 2015, the advisor has contractually agreed to waive its fee and/or reimburse the Fund for expenses incurred (excluding distribution and shareholder servicing fees applicable to Class A, Class B and Class C shares, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain the Fund's annual operating expenses as a percentage of average net assets at 1.50% for Class A shares, 2.15% for Class B shares, 2.15% for Class C shares and 1.15% for Class I shares. This contractual agreement can be amended at any time by agreement of the Fund and the advisor and will terminate automatically in the event of termination of the investment advisory agreement between the advisor and the Fund.

a  Reflects a 4.50% front-end sales charge.

b  Reflects a contingent deferred sales charge of 5%.

c  Reflects a contingent deferred sales charge of 2%.

d  Reflects a contingent deferred sales charge of 1%.

e  Inception date of May 3, 2004.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

Expense Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2013—June 30, 2013.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period[a] January 1, 2013– June 30, 2013
Class A
Actual (6.72% return)	$1,000.00	$1,067.20	$7.69
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.36	$7.50
Class B
Actual (6.35% return)	$1,000.00	$1,063.50	$11.00
Hypothetical (5% annual return before expenses)	$1,000.00	$1,014.13	$10.74
Class C
Actual (6.32% return)	$1,000.00	$1,063.20	$11.00
Hypothetical (5% annual return before expenses)	$1,000.00	$1,014.13	$10.74
Class I
Actual (6.89% return)	$1,000.00	$1,068.90	$5.90
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.09	$5.76

a  Expenses are equal to the Fund's Class A, Class B, Class C and Class I annualized expense ratios of 1.50%, 2.15%, 2.15% and 1.15%, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). If the Fund had borne all of its expenses that were assumed by the advisor, the annualized expense ratios would have been 1.58%, 2.21%, 2.23% and 1.27%, respectively.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

June 30, 2013
Top Ten Holdings
(Unaudited)

Security	Value	% of Net Assets
Central Japan Railway Co.	$7,154,719	6.2
American Tower Corp.	6,289,254	5.4
East Japan Railway Co.	5,737,023	4.9
Crown Castle International Corp.	5,498,020	4.7
Vinci SA	5,083,148	4.4
NextEra Energy	3,530,936	3.0
SBA Communications Corp.	3,245,715	2.8
Sempra Energy	2,983,423	2.6
Enbridge	2,745,921	2.4
Transurban Group	2,742,500	2.4

Country Breakdown
(Based on Net Assets)
(Unaudited)

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS

June 30, 2013 (Unaudited)

		Number of Shares	Value
COMMON STOCK	99.3%
AUSTRALIA	6.5%
AIRPORTS	0.8%
Sydney Airport		289,760	$895,700
ELECTRIC—INTEGRATED ELECTRIC	1.0%
AGL Energy Ltd.		69,782	924,101
Origin Energy Ltd.		24,600	282,799
			1,206,900
MARINE PORTS	1.1%
Asciano Ltd.		275,930	1,266,806
PIPELINES—C-CORP	0.4%
APA Group		76,700	420,174
RAILWAYS	0.9%
Aurizon Holdings Ltd.		280,370	1,066,676
TOLL ROADS	2.3%
Transurban Group		443,601	2,742,500
TOTAL AUSTRALIA			7,598,756
BRAZIL	0.5%
TOLL ROADS	0.4%
CCR SA		53,584	425,051
WATER	0.1%
Cia de Saneamento Basico do Estado de Sao Paulo, ADR		13,479	140,316
TOTAL BRAZIL			565,367
CANADA	4.9%
MARINE PORTS	0.6%
Westshore Terminals Investment Corp.		27,108	740,527
PIPELINES—C-CORP	4.3%
AltaGas Ltd.		7,014	245,827
Enbridge		65,322	2,745,921
TransCanada Corp.		45,405	1,954,872
			4,946,620
TOTAL CANADA			5,687,147

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2013 (Unaudited)

		Number of Shares	Value
CHINA	0.9%
AIRPORTS	0.0%
Beijing Capital International Airport Co., Ltd., Class H (HKD)		44,000	$28,819
ELECTRIC—INTEGRATED ELECTRIC	0.4%
Huadian Power International Corp. Ltd., Class H (HKD)		1,011,600	417,367
TOLL ROADS	0.5%
Jiangsu Expressway Co., Ltd., Class H (HKD)		285,500	294,480
Zhejiang Expressway Co., Ltd., Class H (HKD)		412,000	335,717
			630,197
TOTAL CHINA			1,076,383
FRANCE	10.8%
AIRPORTS	1.4%
Aeroports de Paris		16,910	1,644,434
COMMUNICATIONS—SATELLITES	1.8%
Eutelsat Communications		73,236	2,079,095
ELECTRIC—INTEGRATED ELECTRIC	1.5%
GDF Suez		91,299	1,787,937
TOLL ROADS	5.8%
Groupe Eurotunnel SA		213,600	1,624,821
Vinci SA		101,288	5,083,148
			6,707,969
WATER	0.3%
Veolia Environnement		25,470	289,790
TOTAL FRANCE			12,509,225
GERMANY	1.9%
AIRPORTS	0.3%
Fraport AG		4,901	296,514
ELECTRIC—INTEGRATED ELECTRIC	1.6%
E.ON AG		114,920	1,886,274
TOTAL GERMANY			2,182,788

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2013 (Unaudited)

		Number of Shares	Value
HONG KONG	1.2%
ELECTRIC—REGULATED ELECTRIC	0.5%
Cheung Kong Infrastructure Holdings Ltd. (Bermuda)		86,000	$575,474
GAS DISTRIBUTION	0.7%
Hong Kong and China Gas Co., Ltd.		347,600	849,723
TOTAL HONG KONG			1,425,197
ITALY	1.5%
ELECTRIC—REGULATED ELECTRIC	0.3%
Terna Rete Elettrica Nazionale S.p.A.		71,300	296,242
GAS DISTRIBUTION	0.4%
Snam Rete Gas S.p.A.		92,513	421,468
TOLL ROADS	0.8%
Atlantia S.p.A.		60,871	992,786
TOTAL ITALY			1,710,496
JAPAN	17.3%
ELECTRIC—INTEGRATED ELECTRIC	2.1%
Chubu Electric Power Co.		46,300	656,360
Kansai Electric Power Co.[a]		130,700	1,790,899
			2,447,259
GAS DISTRIBUTION	1.9%
Tokyo Gas Co., Ltd.		394,400	2,179,181
RAILWAYS	13.3%
Central Japan Railway Co.		58,500	7,154,719
East Japan Railway Co.		73,800	5,737,023
West Japan Railway Co.		61,800	2,623,291
			15,515,033
TOTAL JAPAN			20,141,473
LUXEMBOURG	2.1%
COMMUNICATIONS—SATELLITES
SES SA		86,087	2,465,212

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2013 (Unaudited)

		Number of Shares	Value
MEXICO	1.8%
AIRPORTS	0.3%
Grupo Aeroportuario del Pacifico SAB de CV, ADR		7,447	$378,531
PIPELINES—C-CORP	0.3%
Infraestructura Energetica Nova SAB de CVa		99,573	360,331
TOLL ROADS	1.2%
OHL Mexico SAB de CVa		393,332	934,955
Promotora y Operadora de Infraestructura SAB de CVa		49,200	451,810
			1,386,765
TOTAL MEXICO			2,125,627
NETHERLANDS	1.0%
MARINE PORTS
Koninklijke Vopak NV		19,013	1,121,715
NEW ZEALAND	0.2%
AIRPORTS
Auckland International Airport Ltd.		124,305	286,100
PORTUGAL	1.3%
ELECTRIC—INTEGRATED ELECTRIC
Energias de Portugal SA		470,530	1,515,851
SPAIN	4.5%
GAS DISTRIBUTION	0.3%
Enagas SA		12,000	296,542
TOLL ROADS	4.2%
Abertis Infraestructuras SA		143,379	2,500,831
Ferrovial SA		151,030	2,414,102
			4,914,933
TOTAL SPAIN			5,211,475
SWITZERLAND	0.4%
AIRPORTS
Flughafen Zuerich AG		1,017	510,896

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2013 (Unaudited)

		Number of Shares	Value
UNITED KINGDOM	4.1%
ELECTRIC	3.7%
INTEGRATED ELECTRIC	1.4%
SSE PLC		68,850	$1,594,846
REGULATED ELECTRIC	2.3%
National Grid PLC		241,581	2,741,046
TOTAL ELECTRIC			4,335,892
WATER	0.4%
United Utilities Group PLC		40,390	420,189
TOTAL UNITED KINGDOM			4,756,081
UNITED STATES	38.4%
COMMUNICATIONS—TOWERS	13.0%
American Tower Corp.		85,954	6,289,254
Crown Castle International Corp.[a]		75,950	5,498,020
SBA Communications Corp.[a]		43,790	3,245,715
			15,032,989
ELECTRIC	12.9%
INTEGRATED ELECTRIC	5.2%
Exelon Corp.		43,580	1,345,750
NextEra Energy		43,335	3,530,936
PPL Corp.		37,429	1,132,602
			6,009,288
REGULATED ELECTRIC	7.7%
CenterPoint Energy		45,290	1,063,862
CMS Energy Corp.		21,134	574,211
Duke Energy Corp.		29,830	2,013,525
PG&E Corp.		49,940	2,283,756
Southern Co.		35,938	1,585,944
Wisconsin Energy Corp.		36,361	1,490,437
			9,011,735
TOTAL ELECTRIC			15,021,023

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2013 (Unaudited)

		Number of Shares	Value
GAS DISTRIBUTION	3.4%
Atmos Energy Corp.		15,538	$637,990
Questar Corp.		13,254	316,108
Sempra Energy		36,490	2,983,423
			3,937,521
PIPELINES	8.3%
PIPELINES—C-CORP	2.6%
SemGroup Corp., Class A		20,806	1,120,611
Targa Resources Corp.		9,123	586,883
Williams Cos. (The)		42,205	1,370,396
			3,077,890
PIPELINES—MLP	5.7%
Access Midstream Partners LP		18,680	891,036
Energy Transfer Equity LP		9,783	585,219
Enterprise Products Partners LP		4,700	292,105
EQT Midstream Partners LP		23,139	1,130,340
Golar LNG Partners LP (Marshall Islands)		11,700	398,970
MarkWest Energy Partners LP		5,100	340,935
MPLX LP		14,200	522,702
Rose Rock Midstream LP		16,908	619,171
Tallgrass Energy Partners LPa		21,100	443,100
Tesoro Logistics LP		12,178	736,282
USA Compression Partners LP		27,000	636,120
			6,595,980
TOTAL PIPELINES			9,673,870
WATER	0.8%
American Water Works Co.		22,412	924,047
TOTAL UNITED STATES			44,589,450
TOTAL COMMON STOCK (Identified cost—$91,873,832)			115,479,239

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2013 (Unaudited)

		Number of Shares	Value
SHORT-TERM INVESTMENTS	1.4%
MONEY MARKET FUNDS
BlackRock Liquidity Funds: FedFund, 0.01%[b]		800,037	$800,037
Federated Government Obligations Fund, 0.01%[b]		800,037	800,037
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$1,600,074)			1,600,074
TOTAL INVESTMENTS (Identified cost—$93,473,906)	100.7%		117,079,313
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.7)		(868,616)
NET ASSETS	100.0%		$116,210,697

Glossary of Portfolio Abbreviations

ADR  American Depositary Receipt

HKD  Hong Kong Dollar

MLP  Master Limited Partnership

Note: Percentages indicated are based on the net assets of the Fund.

a  Non-income producing security.

b  Rate quoted represents the seven-day yield of the Fund.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2013 (Unaudited)

Sector Summary	% of Net Assets
Electric	25.3
Communications	16.9
Toll Roads	15.2
Railways	14.2
Pipelines	13.3
Gas Distribution	6.7
Airports	3.4
Marine Ports	2.7
Water	1.6
Other	0.7
100.0

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2013 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$93,473,906)	$117,079,313
Cash	35,643
Receivable for:
Investment securities sold	1,023,955
Fund shares sold	869,006
Dividends	385,033
Other assets	746
Total Assets	119,393,696
LIABILITIES:
Foreign currency overdraft, at value (Identified cost—$470,968)	463,085
Payable for:
Investment securities purchased	1,610,387
Fund shares redeemed	476,870
Dividends declared	424,010
Investment advisory fees	51,166
Shareholder servicing fees	9,236
Distribution fees	2,231
Administration fees	1,898
Directors' fees	1,614
Other liabilities	142,502
Total Liabilities	3,182,999
NET ASSETS	$116,210,697
NET ASSETS consist of:
Paid-in capital	$105,082,227
Dividends in excess of net investment income	(153,038)
Accumulated net realized loss	(12,321,453)
Net unrealized appreciation	23,602,961
$116,210,697

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

June 30, 2013 (Unaudited)

CLASS A SHARES:
NET ASSETS	$31,993,082
Shares issued and outstanding ($0.001 par value common stock outstanding)	2,088,895
Net asset value and redemption price per share	$15.32
Maximum offering price per share ($15.32 ÷ 0.955)[a]	$16.04
CLASS B SHARES:
NET ASSETS	$142,800
Shares issued and outstanding ($0.001 par value common stock outstanding)	9,258
Net asset value and offering price per share[b]	$15.42
CLASS C SHARES:
NET ASSETS	$16,355,551
Shares issued and outstanding ($0.001 par value common stock outstanding)	1,070,054
Net asset value and offering price per share[b]	$15.28
CLASS I SHARES:
NET ASSETS	$67,719,264
Shares issued and outstanding ($0.001 par value common stock outstanding)	4,410,376
Net asset value, offering and redemption price per share	$15.35

a  On investments of $100,000 or more, the offering price is reduced.

b  Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge which varies with the length of time shares are held.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2013 (Unaudited)

Investment Income:
Dividend income (net of $160,291 of foreign withholding tax)	$1,804,528
Expenses:
Investment advisory fees	415,161
Distribution fees—Class A	41,930
Distribution fees—Class B	1,018
Distribution fees—Class C	61,928
Administration fees	66,345
Professional fees	52,556
Shareholder servicing fees—Class A	16,772
Shareholder servicing fees—Class B	339
Shareholder servicing fees—Class C	20,643
Shareholder servicing fees—Class I	10,035
Custodian fees and expenses	39,844
Registration and filing fees	39,549
Shareholder reporting expenses	31,423
Transfer agent fees and expenses	21,657
Directors' fees and expenses	3,258
Line of credit fees	818
Miscellaneous	11,331
Total Expenses	834,607
Reduction of Expenses (See Note 2)	(55,397)
Net Expenses	779,210
Net Investment Income	1,025,318
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,576,484
Foreign currency transactions	(17,693)
Net realized gain	1,558,791
Net change in unrealized appreciation (depreciation) on:
Investments	4,182,076
Foreign currency translations	(2,491)
Net change in unrealized appreciation (depreciation)	4,179,585
Net realized and unrealized gain	5,738,376
Net Increase in Net Assets Resulting from Operations	$6,763,694

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2013	For the Year Ended December 31, 2012
Change in Net Assets:
From Operations:
Net investment income	$1,025,318	$1,702,409
Net realized gain	1,558,791	1,442,325
Net change in unrealized appreciation (depreciation)	4,179,585	8,858,386
Net increase in net assets resulting from operations	6,763,694	12,003,120
Dividends to Shareholders from:
Net investment income:
Class A	(300,021)	(681,133)
Class B	(310)	(7,374)
Class C	(99,785)	(197,569)
Class I	(740,064)	(862,262)
Total dividends to shareholders	(1,140,180)	(1,748,338)
Capital Stock Transactions:
Increase in net assets from Fund share transactions	2,370,981	7,236,546
Total increase in net assets	7,994,495	17,491,328
Net Assets:
Beginning of period	108,216,202	90,724,874
End of period[a]	$116,210,697	$108,216,202

a  Includes dividends in excess of net investment income of $153,038 and $38,176, respectively.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	Class A
	For the Six	For the Year Ended December 31,
	Months Ended
Per Share Operating Performance:	June 30, 2013	2012	2011	2010	2009	2008
Net asset value, beginning of period	$14.49	$12.95	$12.93	$12.59	$10.68	$17.47
Income (loss) from investment operations:
Net investment income[a]	0.13	0.25	0.26	0.22	0.22	0.38
Net realized and unrealized gain (loss)	0.84	1.55	0.03	0.42	1.91	(6.77)
Total income (loss) from investment operations	0.97	1.80	0.29	0.64	2.13	(6.39)
Less dividends and distributions to shareholders from:
Net investment income	(0.14)	(0.26)	(0.27)	(0.29)	(0.22)	(0.40)
Tax return of capital	—	—	(0.00)[b]	(0.01)	(0.00)[b]	(0.00)[b]
Total dividends and distributions to shareholders	(0.14)	(0.26)	(0.27)	(0.30)	(0.22)	(0.40)
Redemption fees retained by the Fund	—	—	0.00 [b]	0.00 [b]	0.00 [b]	0.00 [b]
Net increase (decrease) in net asset value	0.83	1.54	0.02	0.34	1.91	(6.79)
Net asset value, end of period	$15.32	$14.49	$12.95	$12.93	$12.59	$10.68
Total investment return[c,d]	6.72%[e]	14.04%	2.22%	5.25%	20.24%	–36.94%

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class A
	For the Six	For the Year Ended December 31,
	Months Ended
Ratios/Supplemental Data:	June 30, 2013	2012	2011	2010	2009	2008
Net assets, end of period (in millions)	$32.0	$38.3	$35.2	$41.7	$54.7	$32.0
Ratio of expenses to average daily net assets (before expense reduction)	1.58%[f]	1.66%[g]	1.61%[g]	1.74%[g]	1.90%[g]	1.84%
Ratio of expenses to average daily net assets (net of expense reduction)	1.50%[f]	1.50%[g]	1.50%[g]	1.50%[g]	1.50%[g]	1.50%
Ratio of net investment income to average daily net assets (before expense reduction)	1.58%[f]	1.66%[g]	1.86%[g]	1.58%[g]	1.61%	2.40%
Ratio of net investment income to average daily net assets (net of expense reduction)	1.66%[f]	1.82%[g]	1.97%[g]	1.82%[g]	2.00%	2.74%
Portfolio turnover rate	29%[e]	69%	73%	79%	98%	211%

a  Calculation based on average shares outstanding.

b  Amount is less than $0.005.

c  Does not reflect sales charges, which would reduce return.

d  Return assumes the reinvestment of all dividends and distributions at NAV.

e  Not annualized.

f  Annualized.

g  Non-class specific expenses are calculated at the Fund level and class specific expenses are calculated at the class level.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class B
	For the Six	For the Year Ended December 31,
	Months Ended
Per Share Operating Performance:	June 30, 2013	2012	2011	2010	2009	2008
Net asset value, beginning of period	$14.53	$12.94	$12.90	$12.55	$10.64	$17.39
Income (loss) from investment operations:
Net investment income[a]	0.05	0.14	0.16	0.14	0.15	0.29
Net realized and unrealized gain (loss)	0.87	1.57	0.04	0.42	1.89	(6.73)
Total income (loss) from investment operations	0.92	1.71	0.20	0.56	2.04	(6.44)
Less dividends and distributions to shareholders from:
Net investment income	(0.03)	(0.12)	(0.16)	(0.20)	(0.13)	(0.31)
Tax return of capital	—	—	(0.00)[b]	(0.01)	(0.00)[b]	(0.00)[b]
Total dividends and distributions to shareholders	(0.03)	(0.12)	(0.16)	(0.21)	(0.13)	(0.31)
Redemption fees retained by the Fund	—	—	0.00 [b]	0.00 [b]	0.00 [b]	0.00 [b]
Net increase (decrease) in net asset value	0.89	1.59	0.04	0.35	1.91	(6.75)
Net asset value, end of period	$15.42	$14.53	$12.94	$12.90	$12.55	$10.64
Total investment return[c,d]	6.35%[e]	13.28%	1.51%	4.57%	19.41%	–37.35%

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class B
	For the Six	For the Year Ended December 31,
	Months Ended
Ratios/Supplemental Data:	June 30, 2013	2012	2011	2010	2009	2008
Net assets, end of period (in millions)	$0.1	$0.4	$1.4	$3.1	$4.5	$6.2
Ratio of expenses to average daily net assets (before expense reduction)	2.21%[f]	2.31%[g]	2.26%[g]	2.39%[g]	2.55%[g]	2.46%
Ratio of expenses to average daily net assets (net of expense reduction)	2.15%[f]	2.15%[g]	2.15%[g]	2.15%[g]	2.15%[g]	2.15%
Ratio of net investment income to average daily net assets (before expense reduction)	0.65%[f]	0.88%[g]	1.08%[g]	0.89%[g]	1.02%	1.74%
Ratio of net investment income to average daily net assets (net of expense reduction)	0.71%[f]	1.04%[g]	1.19%[g]	1.13%[g]	1.44%	2.05%
Portfolio turnover rate	29%[e]	69%	73%	79%	98%	211%

a  Calculation based on average shares outstanding.

b  Amount is less than $0.005.

c  Does not reflect sales charges, which would reduce return.

d  Return assumes the reinvestment of all dividends and distributions at NAV.

e  Not annualized.

f  Annualized.

g  Non-class specific expenses are calculated at the Fund level and class specific expenses are calculated at the class level.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class C
	For the Six	For the Year Ended December 31,
	Months Ended
Per Share Operating Performance:	June 30, 2013	2012	2011	2010	2009	2008
Net asset value, beginning of period	$14.46	$12.92	$12.90	$12.55	$10.65	$17.40
Income (loss) from investment operations:
Net investment income[a]	0.08	0.16	0.17	0.14	0.15	0.29
Net realized and unrealized gain (loss)	0.83	1.55	0.03	0.43	1.89	(6.74)
Total income (loss) from investment operations	0.91	1.71	0.20	0.57	2.04	(6.45)
Less dividends and distributions to shareholders from:
Net investment income	(0.09)	(0.17)	(0.18)	(0.21)	(0.14)	(0.30)
Tax return of capital	—	—	(0.00)[b]	(0.01)	(0.00)[b]	(0.00)[b]
Total dividends and distributions to shareholders	(0.09)	(0.17)	(0.18)	(0.22)	(0.14)	(0.30)
Redemption fees retained by the Fund	—	—	0.00 [b]	0.00 [b]	0.00 [b]	0.00 [b]
Net increase (decrease) in net asset value	0.82	1.54	0.02	0.35	1.90	(6.75)
Net asset value, end of period	$15.28	$14.46	$12.92	$12.90	$12.55	$10.65
Total investment return[c,d]	6.32%[e]	13.30%	1.52%	4.63%	19.43%	–37.35%

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class C
	For the Six	For the Year Ended December 31,
	Months Ended
Ratios/Supplemental Data:	June 30, 2013	2012	2011	2010	2009	2008
Net assets, end of period (in millions)	$16.4	$16.0	$17.2	$21.6	$25.8	$22.1
Ratio of expenses to average daily net assets (before expense reduction)	2.23%[f]	2.31%[g]	2.26%[g]	2.39%[g]	2.55%[g]	2.47%
Ratio of expenses to average daily net assets (net of expense reduction)	2.15%[f]	2.15%[g]	2.15%[g]	2.15%[g]	2.15%[g]	2.15%
Ratio of net investment income to average daily net assets (before expense reduction)	0.99%[f]	0.99%[g]	1.20%[g]	0.93%[g]	1.00%	1.72%
Ratio of net investment income to average daily net assets (net of expense reduction)	1.07%[f]	1.15%[g]	1.31%[g]	1.17%[g]	1.40%	2.04%
Portfolio turnover rate	29%[e]	69%	73%	79%	98%	211%

a  Calculation based on average shares outstanding.

b  Amount is less than $0.005.

c  Does not reflect sales charges, which would reduce return.

d  Return assumes the reinvestment of all dividends and distributions at NAV.

e  Not annualized.

f  Annualized.

g  Non-class specific expenses are calculated at the Fund level and class specific expenses are calculated at the class level.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class I
	For the Six	For the Year Ended December 31,
	Months Ended
Per Share Operating Performance:	June 30, 2013	2012	2011	2010	2009	2008
Net asset value, beginning of period	$14.52	$12.97	$12.96	$12.62	$10.70	$17.51
Income (loss) from investment operations:
Net investment income[a]	0.17	0.30	0.32	0.30	0.26	0.36
Net realized and unrealized gain (loss)	0.83	1.56	0.01	0.38	1.91	(6.72)
Total income (loss) from investment operations	1.00	1.86	0.33	0.68	2.17	(6.36)
Less dividends and distributions to shareholders from:
Net investment income	(0.17)	(0.31)	(0.32)	(0.33)	(0.25)	(0.45)
Tax return of capital	—	—	(0.00)[b]	(0.01)	(0.00)[b]	(0.00)[b]
Total dividends and distributions to shareholders	(0.17)	(0.31)	(0.32)	(0.34)	(0.25)	(0.45)
Redemption fees retained by the Fund	—	—	0.00 [b]	0.00 [b]	0.00 [b]	0.00 [b]
Net increase (decrease) in net asset value	0.83	1.55	0.01	0.34	1.92	(6.81)
Net asset value, end of period	$15.35	$14.52	$12.97	$12.96	$12.62	$10.70
Total investment return[c]	6.89%[d]	14.44%	2.51%	5.65%	20.64%	–36.73%

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class I
	For the Six	For the Year Ended December 31,
	Months Ended
Ratios/Supplemental Data:	June 30, 2013	2012	2011	2010	2009	2008
Net assets, end of period (in millions)	$67.7	$53.5	$36.9	$28.7	$9.4	$5.8
Ratio of expenses to average daily net assets (before expense reduction)	1.27%[e]	1.31%[f]	1.26%[f]	1.39%[f]	1.55%[f]	1.69%
Ratio of expenses to average daily net assets (net of expense reduction)	1.15%[e]	1.15%[f]	1.15%[f]	1.15%[f]	1.15%[f]	1.15%
Ratio of net investment income to average daily net assets (before expense reduction)	2.06%[e]	2.04%[f]	2.33%[f]	2.16%[f]	2.02%	2.24%
Ratio of net investment income to average daily net assets (net of expense reduction)	2.18%[e]	2.20%[f]	2.44%[f]	2.40%[f]	2.42%	2.77%
Portfolio turnover rate	29%[d]	69%	73%	79%	98%	211%

a  Calculation based on average shares outstanding.

b  Amount is less than $0.005.

c  Return assumes the reinvestment of all dividends and distributions at NAV.

d  Not annualized.

e  Annualized.

f  Non-class specific expenses are calculated at the Fund level and class specific expenses are calculated at the class level.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Significant Accounting Policies

Cohen & Steers Global Infrastructure Fund, Inc. (the Fund), was incorporated under the laws of the State of Maryland on January 13, 2004 and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Fund's investment objective is total return. The authorized shares of the Fund are divided into four classes designated Class A, B, C and I shares. Class B shares are no longer offered except through dividend reinvestment and permitted exchanges by existing Class B shareholders. Each of the Fund's shares has equal dividend, liquidation and voting rights (except for matters relating to distributions and shareholder servicing of such shares). Class B shares automatically convert to Class A shares at the end of the month which precedes the eighth anniversary of the purchase date.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the advisor) to be over-the-counter, are valued at the last sale price on the valuation date as reported by sources deemed appropriate by the Board of Directors to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates value. Investments in open-end mutual funds are valued at their closing net asset value.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The policies and procedures approved by the Fund's Board of Directors delegate authority to make fair value determinations to the advisor, subject to the oversight of the Board of Directors. The advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain foreign securities to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

the disclosure hierarchy. As of June 30, 2013, there were $58,508,231 of securities transferred between Level 1 and Level 2, which resulted from not utilizing foreign equity fair value pricing procedures by the Fund as of June 30, 2013.

The following is a summary of the inputs used as of June 30, 2013 in valuing the Fund's investments carried at value:

	Total	Quoted Prices In Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock	$115,479,239	$115,479,239	$—	$—
Money Market Funds	1,600,074	—	1,600,074	—
Total Investments[a]	$117,079,313	$115,479,239	$1,600,074	$—

a  Portfolio holdings are disclosed individually on the Schedule of Investments.

Security Transactions, Investment Income and Expense Allocations: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from Master Limited Partnerships (MLPs) are recorded as income and return of capital based on information reported by the MLPs and management's estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the MLPs and actual amounts may differ from the estimated amounts. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date unless the shareholder has elected to have them paid in cash. Distributions paid by the Fund are subject to recharacterization for tax purposes.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Security and foreign currency transactions and any gains realized by the Fund on the sale of securities in certain non-U.S. markets are subject to non-U.S. taxes. The Fund records a liability based on any unrealized gains on securities held in these markets in order to estimate the potential non-U.S. taxes due upon the sale of these securities. Management has analyzed the Fund's tax positions taken on federal income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of June 30, 2013, no additional provisions for income tax are required in the Fund's financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 2. Investment Advisory and Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: The advisor serves as the Fund's investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the advisor provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the advisor receives a fee, accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of the Fund up to and including $1.5 billion and 0.65% of the average daily net assets above $1.5 billion.

For the six months ended June 30, 2013, and through June 30, 2015, the advisor has contractually agreed to waive its fee and/or reimburse the Fund for expenses incurred (excluding distribution and shareholder servicing fees applicable to Class A, Class B and Class C shares, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain the Fund's total annual operating expenses as a percentage of average net assets at 1.50% for Class A shares, 2.15% for Class B shares and Class C shares and 1.15% for Class I shares. This contractual agreement can be amended at any time by agreement of the Fund and the advisor. For the six months ended June 30, 2013, fees waived and/or expenses reimbursed totaled $55,397.

Under subadvisory agreements between the advisor and each of Cohen & Steers Asia Limited and Cohen & Steers UK Limited (collectively, the subadvisors), affiliates of the advisor, the subadvisors are responsible for managing the Fund's investments in certain non-U.S. securities. For their services provided under the subadvisory agreements, the advisor (not the Fund) pays the subadvisors. The advisor allocates 50% of the advisory fee received from the Fund among itself and each subadvisor based on the portion of the Fund's average daily net assets managed by the advisor and each subadvisor.

Administration Fees: The Fund has entered into an administration agreement with the advisor under which the advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.02% of the average daily net assets of the Fund. For the six months ended June 30, 2013, the Fund incurred $11,071 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Distribution Fees: Shares of the Fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the advisor. The Fund has adopted a distribution plan (the plan) pursuant to Rule 12b-1 under the 1940 Act. The plan provides that the Fund will pay the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets attributable to Class A shares and up to 0.75% of the average daily net assets attributable to Class B and Class C shares.

There is a maximum initial sales charge of 4.50% for Class A shares. There is a contingent deferred sales charge (CDSC) on Class B shares. There is a CDSC of 1.00% on Class C shares, which applies if redemption occurs within one year from purchase. For the six months ended June 30, 2013, the Fund

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

has been advised that the distributor received $2,595 in sales commissions from the sale of Class A shares and $9 and $197 of CDSC relating to redemptions of Class B and Class C shares, respectively. The distributor has advised the Fund that proceeds from the CDSC on these classes are used by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of these classes, including payments to dealers and other financial intermediaries for selling these classes.

Shareholder Servicing Fees: For shareholder services, the Fund pays the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.10% of the average daily net assets of the Fund's Class A and Class I shares and up to 0.25% of the average daily net assets of the Fund's Class B and Class C shares. The distributor is responsible for paying qualified financial institutions for shareholder services.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the advisor. The Fund does not pay compensation to directors and officers affiliated with the advisor except for the Chief Compliance Officer, who received compensation from the advisor, which was reimbursed by the Fund, in the amount of $714 for the six months ended June 30, 2013.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2013, totaled $34,741,843 and $31,432,899, respectively.

Note 4. Income Tax Information

As of June 30, 2013, the federal tax cost and unrealized appreciation and depreciation in value of securities held were as follows:

Cost for federal income tax purposes	$93,473,906
Gross unrealized appreciation	$25,515,637
Gross unrealized depreciation	(1,910,230)
Net unrealized appreciation	$23,605,407

As of December 31, 2012, the Fund had a net capital loss carryforward of $11,723,347, which may be used to offset future capital gains. These losses are comprised of a long-term capital loss carryover of $142,646 recognized during the year ended December 31, 2011, which, under current federal income tax rules, may offset capital gains recognized in any future period but must be utilized prior to using its short-term capital loss carryover, of which $4,893,130 will expire on December 31, 2016, $4,314,050 will expire on December 31, 2017 and $2,373,521 will expire on December 31, 2018.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 5. Capital Stock

The Fund is authorized to issue 200 million shares of capital stock, at a par value of $0.001 per share. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

	For the Six Months Ended June 30, 2013		For the Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Class A:
Sold	230,846	$3,572,423	615,526	$8,492,957
Issued as reinvestment of dividends	13,399	205,277	37,216	513,337
Redeemed	(800,420)	(12,040,069)	(731,539)	(9,982,253)
Net decrease	(556,175)	$(8,262,369)	(78,797)	$(975,959)
Class B:
Sold	4	$64	181	$2,429
Issued as reinvestment of dividends	15	223	308	4,195
Redeemed	(15,030)	(234,712)	(81,891)	(1,124,633)
Net decrease	(15,011)	$(234,425)	(81,402)	$(1,118,009)
Class C:
Sold	46,516	$714,254	67,051	$916,578
Issued as reinvestment of dividends	4,133	63,158	9,019	123,541
Redeemed	(88,434)	(1,351,140)	(300,026)	(4,064,877)
Net decrease	(37,785)	$(573,728)	(223,956)	$(3,024,758)
Class I:
Sold	1,355,783	$20,867,890	1,699,294	$24,018,969
Issued as reinvestment of dividends	29,154	447,513	47,234	654,591
Redeemed	(659,318)	(9,873,900)	(906,026)	(12,318,288)
Net increase	725,619	$11,441,503	840,502	$12,355,272

Note 6. Borrowings

The Fund, in conjunction with other Cohen & Steers open-end funds, is a party to a $200,000,000 syndicated credit agreement (the credit agreement) with State Street Bank and Trust Company, as administrative agent and operations agent, and the lenders identified in the credit agreement, which expires

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

January 24, 2014. The Fund pays a commitment fee of 0.10% per annum on its proportionate share of the unused portion of the credit agreement.

During the six months ended June 30, 2013, the Fund did not borrow under the credit agreement.

Note 7. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 8. Subsequent Events

Management has evaluated events and transactions occurring after June 30, 2013 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the Securities and Exchange Commission's (the SEC) website at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes. The Fund may also pay distributions in excess of the Fund's net investment company taxable income and this excess could be a tax free return of capital distributed from the Fund's assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year.

APPROVAL OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund's investment advisory and subadvisory agreements (the Advisory Agreements), or interested persons of any such party (Independent Directors), has the responsibility under the 1940 Act to approve the Fund's Advisory Agreements for their initial two year term and their continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. At a telephonic meeting held on June 12, 2013 and at a meeting held in person on June 18, 2013, the Advisory Agreements were discussed and were unanimously continued for a term ending June 30, 2014 by the Fund's Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meeting and executive session.

In considering whether to continue the Advisory Agreements, the Board of Directors reviewed materials provided by the Investment Advisor and Fund counsel which included, among other things, fee, expense and performance information compared to peer funds (Peer Funds) and performance comparisons to a larger category universe, prepared by an independent data provider; summary information prepared by the Investment Advisor; and a memorandum outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment advisory personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Advisor throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund's objective. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Advisor and the Subadvisors: The Board of Directors reviewed the services that the Investment Advisor and the

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

sub-investment advisors (the Subadvisors) provide to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, and, for the Investment Advisor, generally managing the Fund's investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of transactions that were being done on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Advisor and the Subadvisors to other funds, including those that have investment objectives and strategies similar to the Fund. The Board of Directors next considered the education, background and experience of the Investment Advisor's and Subadvisors' personnel, noting particularly that the favorable history and reputation of the portfolio managers for the Fund has had, and would likely continue to have, a favorable impact on the Fund. The Board of Directors further noted the Investment Advisor's and Subadvisors' ability to attract qualified and experienced personnel. The Board of Directors also considered the administrative services provided by the Investment Advisor, including compliance and accounting services. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Advisor and Subadvisors are adequate and appropriate.

(ii) Investment performance of the Fund and the Investment Advisor and the Subadvisors: The Board of Directors considered the investment performance of the Fund versus Peer Funds and compared to a relevant linked benchmark. The Board of Directors noted that the Fund performed at the median of the Peer Funds for the one-year period ended March 31, 2013, ranking in the third quintile. The Board of Directors noted that the Fund underperformed the median of the Peer Funds for the three- and five-year periods ended March 31, 2013, ranking in the third quintile and four out of five funds, respectively. The Board of Directors also noted that the Fund had outperformed its linked benchmark for the one-, three- and five-year periods ended March 31, 2013. The Board of Directors noted that the Fund's investment strategy changed to global infrastructure from utilities effective April 1, 2008. The Board of Directors engaged in discussions with the Investment Advisor regarding the contributors and detractors to the Fund's performance during the periods and discussed the variance in the composition of the holdings of the Fund and Peer Funds. The Board of Directors also considered supplemental information provided by the Investment Advisor, including a narrative summary of various factors affecting performance and the Investment Advisor's experience in managing other infrastructure funds. At the Investment Advisor's request, a supplemental peer group was compiled consisting of Class I Shares (or equivalent) infrastructure funds, as a result of a shift by distribution partners offering the lowest fee share class to their clients. The Board of Directors then determined that Fund performance, in light of all considerations noted above, was satisfactory.

(iii) Cost of the services to be provided and profits to be realized by the Investment Advisor from the relationship with the Fund: Next, the Board of Directors considered the advisory fees and administrative fees payable by the Fund, as well as total expense ratios. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors noted that actual management fees and the contractual management fees were lower than the medians of the Peer Funds, each ranking in the second quintile. The Board of Directors noted that the net expense ratio was slightly higher than the median of the Peer Funds ranking in the fourth quintile. The Board of Directors noted that the Fund has a breakpoint of 10 basis points on assets over $1.5 billion; however, as a result of asset size, the reduced fee is not currently

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

applicable. The Board of Directors considered that the Investment Advisor continues to waive its fees and reimburse expenses to limit overall operating expenses of the Fund. The Board of Directors then considered the administrative services provided by the Investment Advisor, including compliance and accounting services, and further noted that the Fund pays an administration fee to the Investment Advisor. The Board of Directors concluded that the Fund's expense structure was satisfactory.

The Board of Directors also reviewed information regarding the profitability to the Investment Advisor of its relationship with the Fund. The Board of Directors considered the level of the Investment Advisor's profits and whether the profits were reasonable for the Investment Advisor. Since the Subadvisors are paid by the Investment Advisor and not by the Fund and are affiliates of the Investment Advisor, and the Board of Directors considered the profitability of the Investment Advisor as a whole, the Board of Directors did not consider the Subadvisors' separate profitability to be relevant to their considerations. The Board of Directors took into consideration other benefits to be derived by the Investment Advisor in connection with the Advisory Agreements, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Investment Advisor receives by allocating the Fund's brokerage transactions. The Board of Directors also considered the fees received by the Investment Advisor under the Administration Agreement, and noted the significant services received, such as compliance, accounting and operational services and furnishing office space and facilities for the Fund, and providing persons satisfactory to the Board of Directors to serve as officers of the Fund, and that these services were beneficial to the Fund. The Board of Directors noted that because of the Fund's small size, the operating expenses continue to be subsidized, and the Fund is not yet profitable. The Board of Directors concluded that the profits realized by the Investment Advisor from its relationship with the Fund were reasonable and consistent with the Investment Advisor's fiduciary duties.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors noted that the Fund's advisory fee schedule contains a breakpoint of 10 basis points once the Fund's assets reached $1.5 billion. The Board of Directors considered the Fund's asset size and determined that there were not at this time significant economies of scale that were not being shared with shareholders.

(v) Comparison of services rendered and fees paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients: As discussed above in (iii), the Board of Directors compared the fees paid under the Advisory Agreements to those under other investment advisory contracts of other investment advisers managing Peer Funds. The Board of Directors also considered the services rendered, fees paid and profitability under the Advisory Agreements to those under the Investment Advisor's other advisory agreements and advisory contracts with institutional and other clients with similar investment mandates. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Advisor in developing and managing the Fund that the Investment Advisor does not have with institutional and other clients. The Board of Directors determined that on a comparative basis the fees under the Advisory Agreements were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Advisory Agreements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Transaction history and account transactions
• Purchase history and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies—	No	We don't share
For our affiliates' everyday business purposes— information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share
For our affiliates to market to you—	No	We don't share
For non-affiliates to market to you—	No	We don't share

Questions?  Call 800.330.7348

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?

Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers UK Limited, Cohen & Steers Europe SPRL, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do
How does Cohen & Steers protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?	We collect your personal information, for example, when you:
• Open an account or buy securities from us
• Provide account information or give us your contact information
• Make deposits or withdrawals from your account
We also collect your personal information from other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only:
• sharing for affiliates' everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State law and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFBX*, CSFCX, CSSPX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in REITs

  •  Symbol: CSRIX

COHEN & STEERS REALTY INCOME FUND

  •  Designed for investors seeking total return, investing primarily in real estate securities with an emphasis on both income and capital appreciation

  •  Symbols: CSEIX, CSBIX*, CSCIX, CSDIX

COHEN & STEERS INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS
EMERGING MARKETS REAL ESTATE FUND

  •  Designed for investors seeking total return, investing primarily in emerging market real estate securities

  •  Symbols: APFAX, APFCX, APFIX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in REITs

  •  Symbol: CSRSX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUBX*, CSUCX, CSUIX

COHEN & STEERS DIVIDEND VALUE FUND

  •  Designed for investors seeking long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities

  •  Symbols: CPXAX, CPXCX, CPXIX

COHEN & STEERS REAL ASSETS FUND

  •  Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

  •  Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by SEI Investments Distribution Co.

*  Class B shares are no longer offered except through dividend reinvestment and permitted exchanges by existing Class B shareholders.

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Michael G. Clark
Director

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

Robert S. Becker
Vice president

Francis C. Poli
Secretary

James Giallanza
Treasurer and chief financial officer

Lisa D. Phelan
Chief compliance officer

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Boston Financial Data Services, Inc.
30 Dan Road
Canton, MA 02021
(800) 437-9912

Legal Counsel

Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

Distributor

Cohen & Steers Securities, LLC
280 Park Avenue
New York, NY 10017

Nasdaq Symbol: Class   A—CSUAX
B—CSUBX
C—CSUCX
I—CSUIX

Website: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Global Infrastructure Fund, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

COHEN & STEERS

GLOBAL INFRASTRUCTURE FUND

280 PARK AVENUE

NEW YORK, NY 10017

eDelivery NOW AVAILABLE

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CSUAXSAR

Semiannual Report June 30, 2013

Cohen & Steers Global Infrastructure Fund

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)  Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: August 23, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(Principal Executive Officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer and Chief Financial Officer
(Principal Financial Officer)

Date: August 23, 2013